Quarterly Holdings Report
for
Fidelity® International Credit Central Fund
March 31, 2023
ICF-NPRT1-0523
1.9882756.106
Nonconvertible Bonds - 58.8%
		Principal Amount (a)	Value ($)
Australia - 1.8%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (b)	EUR	400,000	361,559
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,300,000	1,892,324
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	1,330,000	1,282,125
6.75% 12/2/44 (Reg. S) (b)		2,725,000	2,687,531
TOTAL AUSTRALIA			6,223,539
Bailiwick of Guernsey - 0.2%
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	1,000,000	836,037
Bailiwick of Jersey - 1.3%
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	3,025,000	3,139,765
7.125% 2/14/24	GBP	1,205,000	1,500,375
TOTAL BAILIWICK OF JERSEY			4,640,140
Belgium - 0.1%
Anheuser-Busch InBev SA NV 9.75% 7/30/24	GBP	165,000	215,245
Cayman Islands - 0.2%
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	716,000	762,887
Denmark - 0.7%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	1,595,000	1,691,279
4.625% 4/13/27 (Reg. S) (b)	GBP	700,000	845,778
TOTAL DENMARK			2,537,057
France - 6.5%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		2,830,000	2,359,266
2.5% 3/31/32 (Reg. S) (b)	EUR	4,200,000	4,112,883
5.125% 1/13/29 (b)(c)		735,000	736,506
BPCE SA 1.5% 1/13/42 (Reg. S) (b)	EUR	5,400,000	4,967,197
Credit Agricole Assurances SA 4.75% 9/27/48 (b)	EUR	1,000,000	1,032,470
Credit Agricole SA:
1.25% 10/2/24 (Reg. S)	GBP	800,000	929,217
4.875% 10/23/29 (Reg. S)	GBP	500,000	607,607
Electricite de France SA 5.5% 1/25/35 (Reg. S)	GBP	2,000,000	2,342,567
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	800,000	701,481
Iliad SA 1.875% 2/11/28 (Reg. S)	EUR	700,000	636,737
Lagardere S.C.A. 1.75% 10/7/27 (Reg. S)	EUR	1,900,000	2,003,514
Societe Generale:
4.75% 11/24/25 (c)		1,220,000	1,141,113
6.691% 1/10/34 (b)(c)		700,000	715,505
Valeo SA 1% 8/3/28 (Reg. S)	EUR	600,000	518,258
TOTAL FRANCE			22,804,321
Germany - 3.9%
ACCENTRO Real Estate AG 5.3596% 2/13/26 (Reg. S) (d)	EUR	2,242,800	1,494,659
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	300,000	369,234
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	1,700,000	1,666,606
4% 6/24/32 (Reg. S) (b)	EUR	3,800,000	3,564,702
6.125% 12/12/30 (Reg. S) (b)	GBP	2,600,000	3,045,047
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	2,600,000	2,179,583
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	886,000	892,511
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	700,000	653,123
TOTAL GERMANY			13,865,465
Greece - 0.3%
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (b)	EUR	1,150,000	981,092
Hong Kong - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	800,000	674,299
Ireland - 6.8%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (b)	EUR	4,160,000	4,208,220
2.25% 4/4/28 (Reg. S) (b)	EUR	5,600,000	5,504,919
2.875% 5/30/31 (Reg. S) (b)	EUR	1,150,000	1,128,170
4.625% 7/23/29 (Reg. S) (b)	EUR	200,000	212,150
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (b)	EUR	4,630,000	4,309,224
2.375% 10/14/29 (Reg. S) (b)	EUR	2,835,000	2,906,336
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		5,107,000	4,794,758
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		1,200,000	910,728
TOTAL IRELAND			23,974,505
Italy - 1.7%
Enel SpA 3.375% (Reg. S) (b)(e)	EUR	2,430,000	2,391,567
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	3,505,000	3,238,280
5.861% 6/19/32 (b)(c)		565,000	498,017
TOTAL ITALY			6,127,864
Luxembourg - 2.2%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	749,000	760,955
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	3,510,000	2,832,967
1.75% 3/12/29 (Reg. S)	EUR	1,300,000	1,041,569
2.625% 10/20/28 (Reg. S)	GBP	820,000	768,101
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	2,675,000	2,277,858
TOTAL LUXEMBOURG			7,681,450
Mexico - 1.7%
Petroleos Mexicanos 6.5% 3/13/27		6,725,000	6,076,710
Netherlands - 3.7%
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (b)		1,515,000	1,408,950
5.75% 8/15/50 (Reg. S) (b)		5,925,000	5,610,359
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	945,069
JDE Peet's BV 2.25% 9/24/31 (c)		581,000	459,427
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	1,100,000	1,197,240
Technip Energies NV 1.125% 5/28/28	EUR	1,950,000	1,780,522
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,250,000	1,056,862
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	700,000	689,856
TOTAL NETHERLANDS			13,148,285
Portugal - 0.3%
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	1,100,000	1,030,685
Spain - 0.2%
Iberdrola Finanzas SAU 7.375% 1/29/24	GBP	700,000	878,407
Sweden - 1.0%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (b)	EUR	1,103,000	1,147,602
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	1,052,911
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	450,000	324,555
1.75% 1/14/25 (Reg. S)	EUR	949,000	900,251
TOTAL SWEDEN			3,425,319
Switzerland - 2.3%
Credit Suisse Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	2,500,000	2,430,951
4.194% 4/1/31 (b)(c)		2,615,000	2,321,597
6.537% 8/12/33 (b)(c)		470,000	482,925
7.375% 9/7/33 (Reg. S) (b)	GBP	1,000,000	1,286,768
UBS Group AG:
4.75% 3/17/32 (Reg. S) (b)	EUR	1,100,000	1,196,393
4.988% 8/5/33 (Reg. S) (b)		500,000	476,999
TOTAL SWITZERLAND			8,195,633
United Kingdom - 19.4%
Agps Bondco PLC 1.875% 1/14/26 (Reg. S)	EUR	10,000,000	4,229,550
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	575,000	569,802
Barclays PLC:
5.262% 1/29/34 (Reg. S) (b)	EUR	680,000	748,979
5.746% 8/9/33 (b)		397,000	388,918
7.437% 11/2/33 (b)		850,000	939,512
8.407% 11/14/32 (Reg. S) (b)	GBP	1,000,000	1,274,188
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	1,670,000	1,847,939
5.402% 8/11/33 (b)		480,000	474,435
7.39% 11/3/28 (b)		1,450,000	1,543,283
8.201% 11/16/34 (Reg. S) (b)	GBP	1,350,000	1,750,010
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,882,000	1,762,826
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	1,820,000	2,008,204
John Lewis PLC 6.125% 1/21/25	GBP	6,502,000	7,824,837
Lloyds Bank Corporate Markets PLC:
1.5% 6/23/23 (Reg. S)	GBP	760,000	928,704
1.75% 7/11/24 (Reg. S)	GBP	790,000	929,783
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	1,915,000	2,010,274
4.5% 1/11/29 (Reg. S) (b)	EUR	840,000	911,532
4.976% 8/11/33 (b)		480,000	459,520
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	2,165,000	2,381,032
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	2,050,000	2,128,963
3.619% 3/29/29 (Reg. S) (b)	GBP	2,600,000	2,889,139
3.622% 8/14/30 (Reg. S) (b)	GBP	760,000	866,930
7.416% 6/6/33 (Reg. S) (b)	GBP	1,100,000	1,365,093
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	3,410,000	3,097,196
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		4,855,000	4,017,513
Rolls-Royce PLC:
1.625% 5/9/28 (Reg. S)	EUR	1,250,000	1,121,780
3.375% 6/18/26	GBP	570,000	637,731
Severn Trent Utilities Finance PLC:
4.625% 11/30/34 (Reg. S)	GBP	500,000	581,654
6.125% 2/26/24	GBP	385,000	478,398
Tesco Corporate Treasury Services PLC 5.5% 2/27/35 (Reg. S)	GBP	2,050,000	2,478,702
Thames Water Utility Finance PLC 1.875% 1/24/24 (Reg. S)	GBP	770,000	924,089
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,185,000	1,016,699
Travis Perkins PLC:
3.75% 2/17/26 (Reg. S)	GBP	1,072,000	1,191,026
4.5% 9/7/23 (Reg. S)	GBP	1,330,000	1,619,917
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	630,000	569,870
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (b)	GBP	1,300,000	1,484,238
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	800,000	937,141
6.25% 10/3/78 (Reg. S) (b)		1,860,000	1,799,550
Western Power Distribution PLC 3.625% 11/6/23 (Reg. S)	GBP	735,000	896,668
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	800,000	850,443
3.375% 10/16/25 (Reg. S)	GBP	3,885,000	4,504,553
TOTAL UNITED KINGDOM			68,440,621
United States of America - 4.3%
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	2,855,000	3,222,407
Deutsche Bank AG New York Branch 6.72% 1/18/29 (b)		230,000	228,393
Duke Energy Corp. 3.85% 6/15/34	EUR	1,960,000	1,984,672
Ford Motor Credit Co. LLC 6.86% 6/5/26	GBP	1,530,000	1,879,575
General Motors Financial Co., Inc. 5.15% 8/15/26 (Reg. S)	GBP	590,000	717,502
Morgan Stanley 4.656% 3/2/29 (b)	EUR	900,000	992,841
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	1,150,000	1,054,759
Southern Co. 1.875% 9/15/81 (b)	EUR	3,680,000	3,143,879
Wells Fargo & Co. 2.125% 12/20/23 (Reg. S)	GBP	760,000	914,362
Wells Fargo Bank NA 5.25% 8/1/23 (Reg. S)	GBP	750,000	921,508
TOTAL UNITED STATES OF AMERICA			15,059,898
TOTAL NONCONVERTIBLE BONDS (Cost $248,765,843)			207,579,459

U.S. Government and Government Agency Obligations - 4.8%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 4.8%
U.S. Treasury Bonds:
3.25% 5/15/42 (f)	14,380,000	13,266,110
4% 11/15/42	1,810,000	1,859,209
U.S. Treasury Notes 4.125% 1/31/25	1,655,000	1,654,547

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $16,248,632)		16,779,866

Foreign Government and Government Agency Obligations - 14.0%
		Principal Amount (a)	Value ($)
Germany - 8.8%
German Federal Republic:
0% 10/10/25 (Reg. S)	EUR	2,645,000	2,692,778
0% 5/15/35 (Reg. S)	EUR	15,505,000	12,668,887
1% 5/15/38(Reg. S)	EUR	2,450,000	2,178,250
1.25% 8/15/48 (g)	EUR	5,770,000	5,007,066
2.2% 12/12/24(Reg. S)	EUR	6,930,000	7,448,674
2.5% 3/13/25(Reg. S)	EUR	1,000,000	1,080,705
TOTAL GERMANY			31,076,360
United Kingdom - 5.2%
United Kingdom, Great Britain and Northern Ireland:
1% 4/22/24(Reg. S)	GBP	4,355,000	5,206,040
2.25% 9/7/23	GBP	10,645,000	13,023,876
TOTAL UNITED KINGDOM			18,229,916
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $57,897,396)			49,306,276

Preferred Securities - 17.8%
		Principal Amount (a)	Value ($)
Australia - 1.1%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(e)		4,360,000	3,825,717
Canada - 0.5%
Bank of Nova Scotia:
3 month U.S. LIBOR + 2.640% 7.4539% (b)(e)(h)		1,050,000	936,180
4.9% (b)(e)		970,000	882,700
TOTAL CANADA			1,818,880
Finland - 0.2%
Citycon Oyj 4.496% (Reg. S) (b)(e)	EUR	970,000	605,143
France - 2.2%
BNP Paribas SA 6.625% (Reg. S) (b)(e)		2,505,000	2,322,836
Electricite de France SA 5.625% (Reg. S) (b)(e)		1,490,000	1,434,125
Societe Generale 7.875% (Reg. S) (b)(e)		1,310,000	1,226,684
Veolia Environnement SA 2% (Reg. S) (b)(e)	EUR	3,100,000	2,780,871
TOTAL FRANCE			7,764,516
Ireland - 0.6%
AIB Group PLC 6.25% (Reg. S) (b)(e)	EUR	2,195,000	2,174,847
Luxembourg - 2.2%
Aroundtown SA 3.375% (Reg. S) (b)(e)	EUR	7,800,000	3,724,373
CPI Property Group SA 3.75% (Reg. S) (b)(e)	EUR	3,520,000	1,488,802
Grand City Properties SA 1.5% (Reg. S) (b)(e)	EUR	6,900,000	2,585,768
TOTAL LUXEMBOURG			7,798,943
Netherlands - 6.0%
AerCap Holdings NV 5.875% 10/10/79 (b)		2,865,000	2,609,127
AT Securities BV 5.25% (Reg. S) (b)(e)		6,500,000	2,431,000
ELM BV for Firmenich International SA 3.75% (Reg. S) (b)(e)	EUR	470,000	480,610
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (b)(e)(h)	EUR	1,053,075	1,096,377
Telefonica Europe BV 3.875% (Reg. S) (b)(e)	EUR	1,500,000	1,501,269
Volkswagen International Finance NV:
3.748% (Reg. S) (b)(e)	EUR	800,000	765,910
3.875% (Reg. S) (b)(e)	EUR	5,800,000	5,377,960
4.625% (Reg. S) (b)(e)	EUR	6,700,000	6,975,504
TOTAL NETHERLANDS			21,237,757
Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(e)	EUR	1,800,000	1,856,533
Sweden - 1.2%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(e)	EUR	4,990,000	3,301,651
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(e)	EUR	2,145,000	860,713
TOTAL SWEDEN			4,162,364
Switzerland - 0.2%
Credit Suisse Group AG 7.5% (Reg. S) (b)(e)(i)		9,515,000	475,750
UBS Group AG 7% (Reg. S) (b)(e)		500,000	470,000
TOTAL SWITZERLAND			945,750
United Kingdom - 3.1%
Barclays PLC:
5.875% (Reg. S) (b)(e)	GBP	1,550,000	1,625,268
7.125% (b)(e)	GBP	200,000	214,918
8.875% (b)(e)	GBP	900,000	999,216
British American Tobacco PLC 3% (Reg. S) (b)(e)	EUR	5,400,000	4,754,261
Lloyds Banking Group PLC 5.125% (b)(e)	GBP	280,000	306,118
National Express Group PLC 4.25% (Reg. S) (b)(e)	GBP	650,000	703,935
SSE PLC 3.74% (Reg. S) (b)(e)	GBP	2,000,000	2,248,853
TOTAL UNITED KINGDOM			10,852,569
TOTAL PREFERRED SECURITIES (Cost $106,136,666)			63,043,019

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.88% (j) (Cost $11,448,526)	11,446,237	11,448,526

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (a)		Value ($)
Put Options - 0.1%
Option with an exercise rate of 4.625% on a credit default swap with Goldman Sachs Bank U.S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 39 Index expiring June 2028, paying 5% quarterly. (Cost $336,128)	6/21/23	EUR	16,200,000	336,128

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $440,833,191)	348,493,274
NET OTHER ASSETS (LIABILITIES) - 1.3%	4,697,667
NET ASSETS - 100.0%	353,190,941

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	29	Jun 2023	2,382,160	73,014	73,014
Eurex Euro-Bobl Contracts (Germany)	9	Jun 2023	1,150,568	23,416	23,416
Eurex Euro-Bund Contracts (Germany)	32	Jun 2023	4,714,191	145,723	145,723
Eurex Euro-Schatz Contracts (Germany)	59	Jun 2023	6,762,947	60,096	60,096
TME 10 Year Canadian Note Contracts (Canada)	131	Jun 2023	12,228,605	446,845	446,845

TOTAL BOND INDEX CONTRACTS					749,094

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	274	Jun 2023	56,568,156	724,974	724,974
CBOT Long Term U.S. Treasury Bond Contracts (United States)	261	Jun 2023	34,231,781	1,528,454	1,528,454

TOTAL TREASURY CONTRACTS					2,253,428

TOTAL PURCHASED					3,002,522

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	106	Jun 2023	13,514,211	(343,917)	(343,917)

TOTAL FUTURES CONTRACTS					2,658,605
The notional amount of futures purchased as a percentage of Net Assets is 33.4%
The notional amount of futures sold as a percentage of Net Assets is 3.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	450,000	USD	488,718	JPMorgan Chase Bank, N.A.	4/04/23	(693)
AUD	150,000	USD	99,698	Brown Brothers Harriman & Co	4/20/23	627
CAD	127,000	USD	92,811	Bank of America, N.A.	4/20/23	1,181
CAD	263,000	USD	195,131	Bank of America, N.A.	4/20/23	(487)
CAD	217,000	USD	162,195	Brown Brothers Harriman & Co	4/20/23	(1,595)
CAD	550,000	USD	404,442	Goldman Sachs Bank USA	4/20/23	2,609
CAD	174,000	USD	126,337	JPMorgan Chase Bank, N.A.	4/20/23	2,439
EUR	547,000	USD	581,138	Bank of America, N.A.	4/20/23	12,616
EUR	301,000	USD	325,874	Bank of America, N.A.	4/20/23	853
EUR	1,078,000	USD	1,173,177	Bank of America, N.A.	4/20/23	(3,038)
EUR	2,499,000	USD	2,722,035	Bank of America, N.A.	4/20/23	(9,438)
EUR	2,129,000	USD	2,335,139	Bank of America, N.A.	4/20/23	(24,167)
EUR	694,000	USD	762,514	Bank of America, N.A.	4/20/23	(9,196)
EUR	1,591,000	USD	1,734,171	Bank of America, N.A.	4/20/23	(7,184)
EUR	380,000	USD	405,893	Brown Brothers Harriman & Co	4/20/23	6,586
EUR	1,551,000	USD	1,675,350	Brown Brothers Harriman & Co	4/20/23	8,218
EUR	704,000	USD	763,955	Brown Brothers Harriman & Co	4/20/23	217
EUR	1,719,000	USD	1,854,543	Citibank, N. A.	4/20/23	11,385
EUR	675,000	USD	725,594	HSBC Bank	4/20/23	7,100
EUR	225,000	USD	240,230	JPMorgan Chase Bank, N.A.	4/20/23	4,001
EUR	2,436,000	USD	2,592,961	JPMorgan Chase Bank, N.A.	4/20/23	51,251
EUR	263,000	USD	281,492	JPMorgan Chase Bank, N.A.	4/20/23	3,987
EUR	487,000	USD	516,207	JPMorgan Chase Bank, N.A.	4/20/23	12,418
EUR	288,000	USD	309,507	JPMorgan Chase Bank, N.A.	4/20/23	3,109
EUR	169,000	USD	180,361	JPMorgan Chase Bank, N.A.	4/20/23	3,084
EUR	929,000	USD	997,822	JPMorgan Chase Bank, N.A.	4/20/23	10,582
EUR	224,000	USD	241,185	JPMorgan Chase Bank, N.A.	4/20/23	1,961
EUR	513,000	USD	556,466	JPMorgan Chase Bank, N.A.	4/20/23	381
EUR	1,600,000	USD	1,745,528	JPMorgan Chase Bank, N.A.	4/20/23	(8,772)
EUR	2,352,000	USD	2,530,874	State Street Bank and Trust Co	4/20/23	22,158
GBP	396,000	USD	476,862	BNP Paribas S.A.	4/20/23	11,806
GBP	336,000	USD	413,797	Bank of America, N.A.	4/20/23	831
GBP	254,000	USD	311,551	Brown Brothers Harriman & Co	4/20/23	1,887
GBP	1,122,000	USD	1,378,364	Brown Brothers Harriman & Co	4/20/23	6,197
GBP	726,000	USD	899,195	Brown Brothers Harriman & Co	4/20/23	(3,303)
GBP	921,000	USD	1,115,707	HSBC Bank	4/20/23	20,817
GBP	227,000	USD	274,771	JPMorgan Chase Bank, N.A.	4/20/23	5,350
GBP	650,000	USD	788,219	JPMorgan Chase Bank, N.A.	4/20/23	13,888
GBP	328,000	USD	399,146	JPMorgan Chase Bank, N.A.	4/20/23	5,609
GBP	228,000	USD	281,020	JPMorgan Chase Bank, N.A.	4/20/23	335
GBP	197,000	USD	242,891	JPMorgan Chase Bank, N.A.	4/20/23	209
GBP	1,946,000	USD	2,349,633	JPMorgan Chase Bank, N.A.	4/20/23	51,752
GBP	300,000	USD	361,006	State Street Bank and Trust Co	4/20/23	9,197
USD	119,463	AUD	171,000	Brown Brothers Harriman & Co	4/20/23	5,092
USD	165,343	CAD	224,000	BNP Paribas S.A.	4/20/23	(437)
USD	137,246	CAD	187,000	BNP Paribas S.A.	4/20/23	(1,151)
USD	430,686	CAD	574,000	Bank of America, N.A.	4/20/23	5,873
USD	108,080	CAD	145,000	Bank of America, N.A.	4/20/23	766
USD	147,145	CAD	196,000	Brown Brothers Harriman & Co	4/20/23	2,087
USD	32,079	CAD	43,000	Citibank, N. A.	4/20/23	255
USD	130,259	CAD	174,000	HSBC Bank	4/20/23	1,483
USD	837,605	EUR	775,000	BNP Paribas S.A.	4/20/23	(3,637)
USD	169,928,088	EUR	156,927,000	BNP Paribas S.A.	4/20/23	(411,902)
USD	1,830,790	EUR	1,731,000	Bank of America, N.A.	4/20/23	(48,163)
USD	192,322	EUR	181,000	Brown Brothers Harriman & Co	4/20/23	(4,149)
USD	564,543	EUR	531,000	Brown Brothers Harriman & Co	4/20/23	(11,843)
USD	613,842	EUR	577,000	Brown Brothers Harriman & Co	4/20/23	(12,476)
USD	887,028	EUR	817,000	Brown Brothers Harriman & Co	4/20/23	197
USD	5,630,136	EUR	5,211,000	Citibank, N. A.	4/20/23	(26,262)
USD	732,107	EUR	684,000	JPMorgan Chase Bank, N.A.	4/20/23	(10,356)
USD	493,735	EUR	453,000	JPMorgan Chase Bank, N.A.	4/20/23	2,016
USD	1,788,115	EUR	1,645,000	JPMorgan Chase Bank, N.A.	4/20/23	2,512
USD	453,275	EUR	415,000	JPMorgan Chase Bank, N.A.	4/20/23	2,804
USD	2,436,588	EUR	2,233,000	JPMorgan Chase Bank, N.A.	4/20/23	12,728
USD	324,744	EUR	301,000	JPMorgan Chase Bank, N.A.	4/20/23	(1,983)
USD	307,115	EUR	285,000	JPMorgan Chase Bank, N.A.	4/20/23	(2,245)
USD	1,206,424	EUR	1,142,000	State Street Bank and Trust Co	4/20/23	(33,186)
USD	1,239,563	GBP	1,006,000	BNP Paribas S.A.	4/20/23	(1,852)
USD	633,450	GBP	512,000	BNP Paribas S.A.	4/20/23	1,636
USD	255,387	GBP	213,000	Bank of America, N.A.	4/20/23	(7,457)
USD	91,910,850	GBP	75,211,000	Bank of America, N.A.	4/20/23	(900,345)
USD	81,179	GBP	66,000	Bank of America, N.A.	4/20/23	(266)
USD	606,797	GBP	503,000	Bank of America, N.A.	4/20/23	(13,911)
USD	4,987,077	GBP	4,145,000	Brown Brothers Harriman & Co	4/20/23	(127,898)
USD	1,940,084	GBP	1,623,000	Brown Brothers Harriman & Co	4/20/23	(62,716)
USD	101,271	GBP	85,000	Brown Brothers Harriman & Co	4/20/23	(3,620)
USD	219,689	GBP	182,000	Brown Brothers Harriman & Co	4/20/23	(4,901)
USD	267,782	GBP	220,000	Brown Brothers Harriman & Co	4/20/23	(3,700)
USD	651,333	GBP	537,000	Brown Brothers Harriman & Co	4/20/23	(11,331)
USD	367,786	GBP	300,000	Brown Brothers Harriman & Co	4/20/23	(2,417)
USD	758,627	GBP	615,000	Brown Brothers Harriman & Co	4/20/23	(290)
USD	229,327	GBP	189,000	Brown Brothers Harriman & Co	4/20/23	(3,901)
USD	571,083	GBP	470,000	Brown Brothers Harriman & Co	4/20/23	(8,902)
USD	215,610	GBP	182,000	JPMorgan Chase Bank, N.A.	4/20/23	(8,980)
USD	362,517	GBP	300,000	JPMorgan Chase Bank, N.A.	4/20/23	(7,687)
USD	310,993	GBP	254,000	JPMorgan Chase Bank, N.A.	4/20/23	(2,446)
USD	320,399	GBP	259,000	JPMorgan Chase Bank, N.A.	4/20/23	790
USD	175,599	GBP	144,000	State Street Bank and Trust Co	4/20/23	(2,098)
USD	386,153	GBP	317,000	State Street Bank and Trust Co	4/20/23	(5,029)
USD	2,456,153	GBP	1,981,000	State Street Bank and Trust Co	4/20/23	11,577
USD	969,181	GBP	799,000	State Street Bank and Trust Co	4/20/23	(16,794)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,487,747)

Unrealized Appreciation						344,457
Unrealized Depreciation						(1,832,204)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Intesa Sanpaolo SpA	Dec 2027	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	3,650,000	(5,896)	(21,135)	(27,031)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,422,251 or 3.2% of net assets.

(d)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(e)	Security is perpetual in nature with no stated maturity date.
(f)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $3,048,684.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,201,418.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)	Non-income producing - Security is in default.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	12,016,704	45,092,759	45,660,937	225,767	-	-	11,448,526	0.0%
Total	12,016,704	45,092,759	45,660,937	225,767	-	-	11,448,526

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using service or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates and/or potential credit events.

Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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